Bandag, Incorporated 2004 Stock Grant and Awards Plan
Nonqualified Stock Option Award Agreement

You have been selected to be a Participant in the Bandag, Incorporated 2004 Stock Grant and Awards Plan (the “Plan”), as specified below:

Participant: ______________________________________________________________________________

Date of Grant: ____________________________________________________________________________

Date of Expiration: _________________________________________________________________________

Number of Shares Covered by Option: __________________________________________________________

Option Price: _____________________________________________________________________________

        THIS NONQUALIFIED STOCK OPTION AWARD AGREEMENT (this “Agreement”), effective as of the Date of Grant set forth above, represents the grant of a nonqualified stock option (the “Option”) by Bandag, Incorporated, an Iowa corporation (the “Company”), to the Participant named above, pursuant to the provisions of the Plan.

        The Plan provides a complete description of the terms and conditions governing the Option grant. If there is any inconsistency between the terms of this Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The parties hereto agree as follows:

    1.        Grant of Stock Option. The Company hereby grants to the Participant an Option to purchase the number of shares of Class A common stock of the Company (“Shares”) set forth above, at the stated Option Price, which is one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant, in the manner and subject to the terms and conditions of the Plan and this Agreement.

    2.        Exercise of Stock Option. Except as hereinafter provided, the Participant may exercise the Option according to the following schedule with respect to each installment shown in the schedule on and after the vesting date applicable to such installment set forth below, provided that no exercise may occur subsequent to the close of business on the Date of Expiration.

Date	Number of Shares Subject to Purchase Upon Exercise	Percentage of Option Which is Exercisable Each Year
__________________	__________________	25%
__________________	__________________	25%
__________________	__________________	25%
__________________	__________________	25%

        The Option may be exercised in whole or in part, but not for less than one hundred (100) Shares at any one time, unless fewer than one hundred (100) Shares then remain subject to the Option, and the Option is then being exercised as to all such remaining Shares.

    3.        Limitations on Exercise. The Participant must exercise all rights under this Agreement prior to the tenth anniversary of the Date of Grant (i.e., the Option will expire upon the tenth anniversary).

    4.        Termination of Employment by Death. In the event of the death of the Participant while employed by, or in the service of, the Company or any of its Affiliates, the Option may be exercised at any time prior to the earlier of the Date of Expiration or the first anniversary of the date of the Participant’s death to the extent that the Participant was entitled to exercise such Option on the Participant’s date of death. In the event of the death of the Participant while entitled to exercise an Option pursuant to Section 5 of this Agreement, the Committee, in its discretion, may permit such Option to be exercised prior to the Date of Expiration during a period of up to one year from the death of the Participant, as determined by the Committee to the extent that the Option was exercisable at the time of cessation of the Participant’s employment or service.

    5.        Termination of Employment by Disability or Retirement. If a Participant shall cease to be employed by, or provide services to, the Company or any of its Affiliates by reason of Retirement or Disability, the Option shall remain exercisable, to the extent it was exercisable at the time of cessation of employment or service, until the earliest of: (A) the Date of Expiration; (B) the death of the Participant, or such later date not more than one year after the death of the Participant as the Committee, in its discretion, may provide; (C) the third anniversary of the date of the cessation of the Participant’s employment or service, if employment or service ceased by reason of Retirement; or (D) the first anniversary of the date of the cessation of the Participant’s employment or service by reason of Disability. At the end of such period, the Option shall terminate.

    6.           Termination of Employment for Other Reasons. If a Participant shall cease to be employed by, or provide services to, the Company or any of its Affiliates other than by reason of Retirement, Disability, or death, (A) the portion of the Option that is not vested shall terminate on the date of such cessation of employment or service and (B) the Participant shall have a period ending on the earlier of the Date of Expiration or 90 days from the date of cessation of employment or service to exercise the vested portion of the Option to the extent not previously exercised. At the end of such period, the Option shall terminate.

    7.        Change of Control. Upon a Change of Control, the provisions of Section 17 of the Plan, as amended or supplemented, shall apply.

    8.        Nontransferability. This Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to Section 12 of this Agreement. Further, this Option shall be exercisable during the Participant’s lifetime by only such Participant or such Participant’s legal representative.

    9.        Recapitalization. In the event there is any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event that affects the Shares, the provisions of Section 17 of the Plan, as amended or supplemented, shall apply.

    10.        Procedure for Exercise of Options. The Option may be exercised by delivery of written notice to the Company at its executive offices, addressed to the attention of the Secretary of the Company. Such notice: (a) shall be signed by the Participant or his or her legal representative; (b) shall specify the number of Shares being purchased; and (c) shall be accompanied by payment in full of the Option Price of the Shares to be purchased and any withholding taxes due thereon, except in the case of a cashless exercise as described below.

        The Option Price may be paid: in United States dollars in cash or by check, bank draft or money order payable to the order of the Company; through the delivery of Shares with an aggregate Fair Market Value on the date of exercise equal to the exercise price; or by any combination of the above methods of payment.

        Subject to the establishment by the Committee of a procedure by which to complete a “cashless exercise,” the Participant may exercise this Option pursuant to such “cashless exercise” procedure, as permitted under Federal Reserve Board’s Regulation T, subject to securities law restrictions, or by any other means which the Committee, in its sole discretion, determines to be consistent with the Plan’s purpose and applicable law.

        As promptly as practicable after receipt of written notice and payment upon exercise, the Company shall cause to be issued and delivered to the Participant or his or her legal representative, as the case may be, certificates for the Shares so purchased. The Share certificates shall be issued in the Participant’s name (or, at the discretion of the Participant, jointly in the names of the Participant and the Participant’s spouse). The Company shall maintain a record of all information pertaining to the Participant’s rights under this Agreement, including the number of Shares for which the Option is exercisable. If the Option granted pursuant to this Agreement has been exercised in full, this Agreement shall be returned to the Company and canceled.

    11.        Deferral of Delivery of Shares. The Committee may, at its sole discretion, permit the Participant to defer his or her receipt of the Shares that would otherwise be delivered to the Participant by virtue of the exercise of his or her Option. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals.

    12.        Beneficiary Designation. The Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Agreement is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Stock Plan Administrator during the Participant’s lifetime. If no such beneficiary designation is in effect at the time of the Participant’s death, or if no designated beneficiary survives the Participant or if such designation conflicts with law, then the Participant’s estate shall be entitled to receive any benefits remaining unpaid following the death of the Participant. If the Committee is in doubt as to the right of any person to receive such benefits, then the Company may retain such benefits, without liability for any interest thereon, until the Committee determines the person entitled thereto, or the Company may deliver such benefits to any court of appropriate jurisdiction, and such delivery shall be a complete discharge of the liability of the Company therefor.

    13.        Rights as a Shareholder. The Participant shall have no rights as a shareholder of the Company with respect to the Shares subject to this Agreement until such time as the Option Price has been paid, and the Shares have been issued and delivered to him or her.

    14.        Continuation of Employment. This Agreement shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, and the rules set forth in Section 18(b) of the Plan, as amended and supplemented, shall apply.

    15.        Tax Withholding. The Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state or local income tax required to be withheld with respect to any exercise of the Participant’s rights under this Agreement. If the Participant fails to do so, then the Company is authorized to withhold from any cash remuneration then or thereafter payable to the Participant any tax required to be withheld by reason of such exercise. The Participant shall be allowed to satisfy the tax withholding obligations arising with respect to the exercise of the Participant’s rights under this Agreement with Shares having a Fair Market Value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction. The election must be made on or before the date as of which the amount of tax to be withheld is determined. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

    16.        Administration. This Agreement and the rights of the Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Participant. Any inconsistency between this Agreement and the Plan shall be resolved in favor of the Plan.

    17.        Miscellaneous.

(a) The Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities and tax laws in exercising his or her rights under this Agreement.

(b) This Agreement shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

    (c)               All obligations of the Company under the Plan and this Agreement, with respect to the Option, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or the result of a merger, consolidation or otherwise.

    (d)               This Agreement will be construed in accordance with and governed by the laws of the State of Iowa, without reference to any conflict of law principles. The parties agree that the exclusive venue for any legal action or proceeding with respect to this Agreement, or for recognition and enforcement of any judgment in respect of the Plan, any Award or this Agreement, shall be a court sitting in the County of Muscatine, or the Federal District Court for the Southern District of Iowa sitting in the County of Scott, in the State of Iowa, and further agree that any such action may be heard only in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to assert a jury trial.

* * *

        Please acknowledge your agreement to participate in the Plan and this Agreement, and to abide by all of the governing terms and provisions, by signing the following representation:

Agreement to Participate

By signing a copy of this Agreement and returning it to the Secretary of the Company, I agree to participate in the Plan, subject to all of the provisions contained therein. I understand that my right to exercise the Option is conditioned upon my continued employment with the Company unless otherwise specified herein. I further understand that a copy of the Plan will be made available to me upon request to the Secretary of the Company.

—————————————— Participant